                                                                    EXHIBIT 4-25

                                  EXECUTED IN  ________ COUNTERPARTS
                                  OF WHICH THIS IS COUNTERPART NO.  ________ .

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of April 26, 1993

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                 (A) SECURED MEDIUM-TERM NOTES, 1993 SERIES G,

                                      AND

                         (B) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Indenture to be Amended and Bonds to be 1993 Series G.....        5
  Further assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        5

                        PART I.
          AMENDMENT OF ARTICLE II, SECTION 5
              OF THE ORIGINAL INDENTURE

                       PART II.
            CREATION OF THREE HUNDRED EIGHTH
                   SERIES OF BONDS
                    1993 SERIES G

Sec. 1. Terms of Bonds of 1993 Series G.....................        6
Sec. 2. Redemption of Bonds of 1993 Series G................        7
        Exchange and transfer...............................        8
Sec. 3. Consent.............................................        8
Sec. 4. Form of Bonds of 1993 Series G......................        9
        Form of Trustee's Certificate.......................       15

                       PART III.
               RECORDING AND FILING DATA

Recording and filing of Original Indenture..................       17
Recording and filing of Supplemental Indentures.............       17
Recording of Certificates of Provision for Payment..........       21

                       PART IV.
                     THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee......       22

                       PART V.
                    MISCELLANEOUS

Confirmation of Section 318(c) of Trust Indenture Act.......       22
Execution in Counterparts...................................       22
Testimonium.................................................       23
Execution and Acknowledgements..............................       23
Affidavit as to consideration and good faith................       25

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the twenty-sixth day of
                         April, in the year one thousand nine hundred and
                         ninety-three, between THE DETROIT EDISON COMPANY, a
                         corporation organized and existing under the laws of the
                         State of Michigan and a transmitting utility (hereinafter
                         called the "Company"), party of the first part, and BANKERS
                         TRUST COMPANY, a corporation organized and existing under
                         the laws of the State of New York, having its corporate
                         trust office at Four Albany Street, in the Borough of
                         Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned
                         (hereinafter called the "Trustee"), party of the second
                         part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989, February 15, 1990, November
                         1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                         1, 1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992, July 31, 1992, November
                         30, 1992, December 15, 1992, January 1, 1993, March 1, 1993,
                         March 15, 1993 and April 1, 1993 supplemental to the
                         Original Indenture, have heretofore been entered into
                         between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being
                         hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Seven billion two
ISSUED.                  hundred seventy-two million two hundred eighty-two thousand dollars ($7,272,282,000) have heretofore been issued under the indenture as follows, viz:

                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,

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                                        2

                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                             (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                             (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                             (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                             (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
                             (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                             (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                             (19)  Bonds of Series AA                 -- Principal Amount
                                                                      $100,000,000,
                             (20)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                             (21)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                             (22)  Bonds of Series UU                 -- Principal Amount
                                                                      $100,000,000,
                          (23-31)  Bonds of Series DDP Nos. 1-9       -- Principal Amount $14,305,000,
                          (32-45)  Bonds of Series FFR Nos. 1-14      -- Principal Amount $45,600,000,
                          (46-67)  Bonds of Series GGP Nos. 1-22      -- Principal Amount $42,300,000,
                             (68)  Bonds of Series HH                 -- Principal Amount $50,000,000,
                          (69-90)  Bonds of Series IIP Nos. 1-22      -- Principal Amount $3,750,000,
                          (91-98)  Bonds of Series JJP Nos. 1-8       -- Principal Amount $6,850,000,
                         (99-106)  Bonds of Series KKP Nos. 1-8       -- Principal Amount $14,890,000,
                        (107-121)  Bonds of Series LLP Nos. 1-15      -- Principal Amount $8,850,000,
                        (122-142)  Bonds of Series NNP Nos. 1-21      -- Principal Amount $47,950,000,
                        (143-160)  Bonds of Series OOP Nos. 1-18      -- Principal Amount $18,880,000,
                        (161-177)  Bonds of Series QQP Nos. 1-17      -- Principal Amount $12,780,000,
                        (178-192)  Bonds of Series TTP Nos. 1-15      -- Principal Amount $3,800,000,
                             (193) Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                        (194-218)  Bonds of 1980 Series CP Nos. 1-25  -- Principal Amount $35,000,000,
                        (219-229)  Bonds of 1980 Series DP Nos. 1-11  -- Principal Amount $10,750,000,
                        (230-243)  Bonds of 1981 Series AP Nos. 1-14  -- Principal Amount $59,000,000,
                            (244)  Bonds of 1985 Series A             -- Principal Amount $35,000,000,
                            (245)  Bonds of 1985 Series B             -- Principal Amount $50,000,000,
                            (246)  Bonds of Series PP                 -- Principal Amount $70,000,000,
                            (247)  Bonds of Series RR                 -- Principal Amount $70,000,000,
                            (248)  Bonds of Series EE                 -- Principal Amount $50,000,000,
                        (249-250)  Bonds of Series MMP and MMP No. 2  -- Principal Amount $5,430,000,
                            (251)  Bonds of Series T                  -- Principal Amount $75,000,000,
                            (252)  Bonds of Series U                  -- Principal Amount $75,000,000,
                            (253)  Bonds of 1986 Series B             -- Principal Amount
                                                                      $100,000,000,
                            (254)  Bonds of 1987 Series D             -- Principal Amount
                                                                      $250,000,000,
                            (255)  Bonds of 1987 Series E             -- Principal Amount
                                                                      $150,000,000,
                            (256)  Bonds of 1987 Series C             -- Principal Amount
                                                                      $225,000,000,
                            (257)  Bonds of Series V                  -- Principal Amount $100,000,000
                            (258)  Bonds of Series SS                 -- Principal Amount $150,000,000
                            (259)  Bonds of 1980 Series B             -- Principal Amount $100,000,000
                            (260)  Bonds of 1986 Series C             -- Principal Amount
                                                                      $200,000,000,

                        all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                        (261) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (262) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                        (263) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

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                                        3

                        (264) Bonds of Series Y in the principal amount of Sixty
                        million dollars ($60,000,000), all of which are outstanding at the date hereof;

                        (265) Bonds of Series Z in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (266-271) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

                        (272-273) Bonds of Series QQP Nos. 18-19 in the principal
                        amount of Eight hundred seventy thousand dollars ($870,000), all of which are outstanding at the date hereof;

                        (274-275) Bonds of 1981 Series AP Nos. 15-16 in the principal amount of Sixty-five million dollars
                        ($65,000,000), all of which are outstanding at the date hereof;

                        (276) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                        (277) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars
                        ($7,750,000), all of which are outstanding at the date hereof;

                        (278) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;

                        (279) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (280) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                        (281) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are
                        outstanding at the date hereof;

                        (282) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars
                        ($66,565,000), all of which are outstanding at the date hereof;

                        (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Twenty-five million one
                        hundred sixteen thousand dollars ($25,116,000) principal
                        amount have heretofore been retired and One hundred
                        sixty-nine million five hundred thirty-three thousand
                        dollars ($169,533,000) principal amount are outstanding at the date hereof;

                        (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Thirty-eight million
                        sixty-four thousand dollars ($38,064,000) principal amount have heretofore been retired and Two hundred eighteen
                        million eight hundred sixty-eight thousand dollars
                        ($218,868,000) principal amount are outstanding at the date hereof;

                        (286) Bonds of 1990 Series C in the principal amount of
                        Eighty-five million four hundred seventy-five thousand
                        dollars ($85,475,000) of which Thirteen million six hundred seventy-six thousand dollars ($13,676,000) principal amount have heretofore been retired and Seventy-one million seven hundred ninety-nine thousand dollars ($71,799,000) principal amount are outstanding at the date hereof;

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
                        (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                        (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars
                        ($25,910,000), all of which are outstanding at the date hereof;

                        (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
                        ($32,800,000), all of which are outstanding at the date hereof;

                        (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
                        ($37,600,000), all of which are outstanding at the date hereof;

                        (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars
                        ($41,480,000), all of which are outstanding at the date hereof;

                        (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                        (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars
                        ($20,975,000), all of which are outstanding at the date hereof;

                        (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                        (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (296) Bonds of 1992 Series CP in the principal amount of
                        Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                        (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which
                        are outstanding at the date hereof;

                        (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                        (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                        (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), all of which are
                        outstanding at the date hereof; and
                        (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are
                        outstanding at the date hereof;
                        (303) Bonds of 1993 Series FP in the principal amount of
                        Five million six hundred eighty-five thousand dollars
                        ($5,685,000), all of which are outstanding at the date
                        hereof;
                        and, accordingly, of the bonds so issued, Four billion
                        thirty-eight million two hundred seventy-five thousand
                        dollars ($4,038,275,000) principal amount are outstanding at the date hereof; and

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                                        5

REASON FOR                   WHEREAS, the Company desires to provide funds to refund
CREATION OF              or replace funds utilized by the Company for the purpose of
NEW SERIES.              meeting (or replacing corporate funds utilized for such
                         purposes) debt and Preferred and Preference Stock refundings
                         (including optional redemptions) and for this purpose
                         desires to issue and sell a new series of bonds to be issued under the Indenture in the aggregate principal amount of up to Two hundred twenty-five million dollars ($225,000,000) to be authenticated and delivered pursuant to Section 8 of
                         Article III of the Indenture; and
INDENTURE TO BE AMENDED      WHEREAS, the Company desires by this Supplemental
AND BONDS TO BE 1993       Indenture to agree with the Trustee to amend the Indenture
SERIES G.                and to create such new series of bonds, to be designated
                         "Secured Medium-Term Notes, 1993 Series G"; and
FURTHER                      WHEREAS, the Original Indenture, by its terms, includes
ASSURANCE.               in the property subject to the lien thereof all of the
                         estates and properties, real, personal and mixed, rights,
                         privileges and franchises of every nature and kind and
                         wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                         (saving and excepting, however, the property therein
                         specifically excepted or released from the lien thereof),
                         and the Company therein covenanted that it would, upon
                         reasonable request, execute and deliver such further
                         instruments as may be necessary or proper for the better
                         assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                         acquired by the Company (saving and excepting, however,
                         property specifically excepted or released from the lien
                         thereof); and
AUTHORIZATION OF             WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL             authority conferred upon and reserved to it under and by
INDENTURE.               virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                         supplemental indenture in the form hereof for the purposes herein provided; and
                             WHEREAS, all conditions and requirements necessary to
                         make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done,
                         performed and fulfilled, and the execution and delivery
                         hereof have been in all respects duly authorized;
CONSIDERATION FOR            NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL             Detroit Edison Company, in consideration of the premises and
INDENTURE.               of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable
                         consideration to it duly paid by the Trustee at or before
                         the ensealing and delivery of these presents, the receipt
                         whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts
                         under the Original Indenture and in said indentures
                         supplemental thereto as follows:

                                                   PART I.
                                     AMENDMENT OF ARTICLE II, SECTION 5
                                         OF THE ORIGINAL INDENTURE

                             Eighty-five percent of the holders of all bonds
                         outstanding have consented to amend Article II, Section 5 of the Indenture. Accordingly, the first paragraph of Article
                         II, Section 5 of the Indenture is hereby amended to read as follows:
                                  "SECTION 5. The bonds of each series other than the
                              said bonds of Series A shall be dated as of October 1,
                              1924 (except as herein otherwise provided with respect
                              to registered bonds without coupons), shall bear
                              interest at such rate, payable in such installments and
                              on such dates, shall mature on such date or dates,
                              shall be payable in gold coin of such standard, and may
                              be redeemable at the election of the Company before
                              maturity at such price or prices and upon such terms
                              and conditions, as shall be fixed and determined in
                              respect of such series by the Board of Directors of the
                              Company, and as shall be appropriately expressed in the
                              bonds of such series."

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
                                                   PART II.
                                       CREATION OF THREE HUNDRED EIGHTH
                                               SERIES OF BONDS.
                                          SECURED MEDIUM-TERM NOTES,
                                                1993 SERIES G
TERMS OF BONDS               SECTION 1. The Company hereby creates the Three hundred
OF 1993 SERIES G.        eighth series of General and Refunding Mortgage Bonds to be issued under and secured by the Original Indenture as
                         amended to date and as further amended by this Supplemental
                         Indenture, to be designated, and to be distinguished from
                         the bonds of all other series, by the title "Secured
                         Medium-Term Notes, 1993 Series G" (elsewhere herein referred to as the "bonds of 1993 Series G"). The aggregate principal amount of bonds of 1993 Series G, which shall be issued from time to time, shall be limited to Two hundred twenty-five
                         million dollars ($225,000,000), except as provided in
                         Sections 7 and 13 of Article II of the Original Indenture
                         with respect to exchanges and replacements of bonds.
                             The bonds of 1993 Series G shall be issued as registered
                         bonds without coupons in denominations of $1,000 and any
                         multiple thereof. Each bond of 1993 Series G shall mature on such date not less than two years from date of issue, shall bear interest at such rate or rates and have such other
                         terms and provisions not inconsistent with the Indenture as may be set forth in a Certificate filed by the Company with the Trustee referring to this Supplemental Indenture;
                         interest on bonds of 1993 Series G shall be payable
                         semi-annually on interest payment dates specified by the
                         Company and at maturity; and thereafter until the Company's obligation with respect to the payment of said principal
                         shall have been discharged as provided in the Indenture.
                         Except as otherwise specifically provided in this
                         Supplemental Indenture, the principal of and interest on the bonds of 1993 Series G shall be payable at the office or
                         agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1993 Series G, whether in temporary or
                         definitive form, shall be payable without presentation of
                         such bonds and (subject to the provisions of this Section 1)
                         only to or upon the written order of the registered holders thereof.
                             Each bond of 1993 Series G shall be dated the date of
                         its authentication.
                             The bonds of 1993 Series G in definitive form shall be,
                         at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as
                         aforesaid and numbered 1 and upwards (with such further
                         designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of
                         bonds of 1993 Series G). Until bonds of 1993 Series G in
                         definitive form are ready for delivery, the Company may
                         execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1993
                         Series G in temporary form, as provided in Section 10 of
                         Article II of the Indenture. Temporary bonds of 1993 Series
                         G, if any, may be printed and may be issued in authorized
                         denominations in substantially the form of definitive bonds of 1993 Series G.

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
                             Interest on any bond of 1993 Series G which is payable
                         on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the
                         close of business on the regular record date for such
                         interest, which regular record date shall be specified by
                         the Company. If the Issue Date of the bonds of 1993 Series G of a designated interest rate and maturity is after the
                         record date, such bonds shall bear interest from the Issue
                         Date but payment of interest shall commence on the second
                         interest payment date succeeding the Issue Date. "Issue
                         Date" with respect to bonds of 1993 Series G of a designated interest rate and maturity shall mean the date of first
                         authentication of bonds of such designated interest rate and maturity. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1993 Series G, such defaulted
                         interest shall forthwith cease to be payable to the
                         registered holder of that bond on the relevant regular
                         record date by virtue of his having been such holder, and
                         such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1993 Series G issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1993 Series G issued upon transfer or exchange thereof)
                         is registered on a subsequent record date established by
                         notice given by mail by or on behalf of the Company to the holders of bonds of 1993 Series G not less than ten (10)
                         days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the
                         payment date of such defaulted interest.
REDEMPTION OF                SECTION 2. The bonds of 1993 Series G may be redeemable
BONDS OF 1993            prior to stated maturity in the manner set forth in a
SERIES G.                Certificate filed by the Company with the Trustee.
                             The bonds of 1993 Series G may be redeemable as
                         aforesaid and except as otherwise provided herein, and as
                         specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1993 Series
                         G so called for redemption at their last respective
                         addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of
                         1993 Series G designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993
                         Series G (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment
                         sufficient to redeem the bonds of 1993 Series G (or such
                         portion) designated for redemption has been duly provided
                         for. Bonds of 1993 Series G redeemed in part only shall be in amounts of $1,000 or any multiple thereof.
                             If the giving of the notice of redemption shall have
                         been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 1993 Series G so to be redeemed)
                         sufficient to redeem bonds of 1993 Series G in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds (or portions
                         thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of
                         such bonds of 1993 Series G (or portions thereof) shall
                         thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the
                         Indenture or in respect of such bonds (or portions thereof)
                         and interest.
                             The bonds of 1993 Series G may be entitled to or subject
                         to any sinking fund specified in a Certificate filed by the
                         Company with the Trustee.

                                        8

EXCHANGE AND                 At the option of the registered holder, any bonds of
TRANSFER.                1993 Series G, upon surrender thereof for cancellation at
                         the office or agency of the Company in the Borough of
                         Manhattan, The City of New York, The State of New York,
                         together with a written instrument of transfer (if so
                         required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly
                         authorized attorney, shall be exchangeable for a like
                         aggregate principal amount of bonds of 1993 Series G subject to the same terms and conditions of other authorized
                         denominations, upon the terms and conditions specified
                         herein and in Section 7 of Article II of the Indenture.
                         Bonds of 1993 Series G shall be transferable at the office or agency of the Company in the Borough of Manhattan, The
                         City of New York, The State of New York. The Company waives its rights under Section 7 of Article II of the Indenture
                         not to make exchanges or transfers of bonds of 1993 Series G during any period of ten (10) days next preceding any
                         interest payment date for such bonds.
                             Bonds of 1993 Series G, in definitive and temporary
                         form, may bear such legends as may be necessary to comply
                         with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock
                         exchange or to conform to usage with respect thereto.
CONSENT.                     SECTION 3. The holders of bonds of the 1993 Series G
                           consent that the Company may, but shall not be obligated
                         to, fix a record date for the purpose of determining the
                         holders of bonds of 1993 Series G entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not
                         such persons continue to be holders after such record date.
                         No such consent shall be valid or effective for more than 90 days after such record date.

                                        9

FORM OF                      SECTION 4. The bonds of 1993 Series G and the form of
BONDS OF                 Trustee's Certificate to be endorsed on such bonds shall be
1993 SERIES G.           substantially in the following forms, respectively:

                                               [FORM OF BOND]
                                         THE DETROIT EDISON COMPANY
                                          SECURED MEDIUM-TERM NOTE
                                                1993 Series G

                             Unless and until this Bond is exchanged in whole or in
                         part for certified Bonds registered in the names of the
                         various beneficial holders hereof as then certified to the
                         Trustee by The Depository Trust Company or its successor
                         (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or
                         another nominee of the Depositary or by the Depositary or
                         any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is
                         presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer,
                         exchange or payment, and any certificate to be issued is
                         registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede &
                         Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE
                         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
                         WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.
                             This Bond may be exchanged for certificated Bonds
                         registered in the names of the various beneficial owners
                         hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor
                         depositary is not appointed by the issuer within 90 days, or
                         (b) the issuer, the Trustee and the Depositary consent to
                         such exchange.
                             If applicable, the "Amount of OID", the "Original Issue
                         Date", the "Yield to Maturity", and the "Short Accrual
                         Period OID" (computed under the Approximate Method) will be set forth below. The calculation of the amount of OID upon
                         (a) optional redemption or (b) declaration of acceleration is discussed herein.

                         R-                        $                               CUSIP No. ________
                                                   (principal amount)
                         ORIGINAL                  INITIAL REDEMPTION        APPLICABILITY OF
                         ISSUE DATE:               DATE:                     MODIFIED PAYMENT UPON
                                                                             ACCELERATION:
                         MATURITY DATE:            INITIAL REDEMPTION
                                                   PERCENTAGE:               If yes, state Issue
                         INTEREST RATE:                                      Price:
                                                   AMOUNT OF OID PER $1,000
                         INTEREST PAYMENT DATES:   OF PRINCIPAL:             APPLICABILITY OF ANNUAL
                                                                             REDEMPTION PERCENTAGE
                                                   INTEREST PAYMENT PERIOD:  INCREASE:
                         RECORD DATES:
                                                   APPLICABILITY OF ANNUAL   If yes, state each
                                                   REDEMPTION PERCENTAGE     redemption date and
                         OPTIONAL REPAYMENT        REDUCTION:                redemption price:
                         DATE(S):
                                                   If yes, state Annual      SHORT ACCRUAL PERIOD
                                                   Percentage Reduction:     OID:
                                                   YIELD TO MATURITY:
                         SINKING FUND PROVISIONS:
                         AMORTIZATION SCHEDULE:

                         THE DETROIT EDISON COMPANY (hereinafter called the
                         "Company"), a corporation of the State of Michigan, for
                         value received, hereby promises to pay to Cede & Co. or
                         registered assigns, at its office or agency in the Borough of Manhattan, The City and State of New York, the principal sum specified above in lawful money of the United States of
                         America on the Maturity Date specified above, and to pay
                         interest thereon at the rate specified above, at such office or agency, in like lawful money, from the Issue Date
                         specified above if the date of this bond is prior to the
                         first interest payment date, otherwise from the most recent date to which interest has been paid, semi-annually on the
                         Interest Payment Dates specified above in each year, to the person in whose name this bond is registered at the close of business on the applicable Record Date specified above
                         (subject to certain exceptions provided in the Indenture
                         hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been
                         discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the
                         reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. If the date of this bond
                         (if other than the Issue Date) is after a Record Date (as
                         specified above) with respect to any Interest Payment Date and on or prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date. If
                         the Issue Date is after such Record Date, then interest
                         shall be payable from the Issue Date and payment of interest shall commence on the second Interest Payment Date
                         succeeding the Issue Date. If the Company shall default in the payment of interest due on any Interest Payment Date,
                         then interest shall be payable from the next preceding
                         Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the Issue Date.
                         This bond shall not be valid or become obligatory for any
                         purpose until Bankers Trust Company, the Trustee under the
                         Indenture hereinafter mentioned on the reverse hereof, or
                         its successor thereunder, shall have signed the form of
                         certificate endorsed hereon.

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Secured Medium-Term Notes, 1993 Series G (elsewhere herein referred to as the "bonds of 1993 Series G"), limited to an aggregate principal amount of $225,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of April 26, 1993) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of April 26, 1993, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                   The holder of this bond of 1993 Series G hereby consents that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                   This bond is subject to the redemption provisions specified above.

                   Under the Indenture, funds may be deposited with the Trustee
                 (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1993 Series G (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                         This bond is entitled to or subject to the sinking fund provisions specified above.

                                        13

                         This bond will be subject to repayment at the option of the holder hereof on the Optional Repayment Date(s), if any,
                         indicated on the face hereof. If no Optional Repayment Dates are set forth on the face hereof, this bond shall not be so repaid at the option of the holder hereof prior to maturity.
                         On any Optional Repayment Date, this bond shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest
                         thereon payable to the date of repayment. For this bond to be repaid in whole or in part at the option of the holder
                         hereof, this bond must be received, with the form entitled
                         "Option to Elect Repayment" below duly completed, by the
                         Trustee at its corporate trust office at 4 Albany Street,
                         New York, New York, or such address which the Company shall from time to time notify the holders of the bond, not more than 60 nor less than 30 days prior to an Optional Repayment
                         Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. If specified above that this bond is subject to (i) "Annual Redemption Percentage Reduction" or
                         (ii) "Annual Redemption Percentage Increase", then this bond may be redeemed in whole or in part at the option of the
                         Company on or after the Initial Redemption Date specified on the face hereof on the terms set forth above, together with interest accrued and unpaid hereon to the date of redemption
                         (except as provided below). If this bond is subject to
                         "Annual Redemption Percentage Reduction", the Initial
                         Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date specified above by the Annual Percentage Reduction specified on the face hereof until the redemption price of this bond is 100% of the principal amount hereof. If this bond is
                         subject to "Annual Redemption Percentage Increase", the
                         amount of original issue discount allocable to such short
                         accrual period is the Amortized Amount. "Amortized Amount"
                         means the original issue discount amortized from the
                         Original Issue Date to the date of redemption or
                         declaration, as the case may be, which amortization shall be calculated using the "constant yield method" (computed in
                         accordance with the rules under the Internal Revenue Code of
                         1986, as amended, and the regulations thereunder, in effect on the date of redemption or declaration, as the case may
                         be).
                         In case an event of default, as defined in the Indenture,
                         shall occur, the principal of all the bonds issued
                         thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions,
                         provided in the Indenture.
                         If specified above that this bond is subject to "Modified
                         Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as discussed in the
                         preceding paragraph, the amount of principal due and payable with respect to this bond shall be limited to the sum of the
                         Issue Price specified above plus the Amortized Amount, (ii)
                         for the purpose of any vote of securityholders taken
                         pursuant to the Indenture prior to the acceleration of
                         payment of this bond, the principal amount hereof shall
                         equal the amount that would be due and payable hereon,
                         calculated as set forth in clause (i) above, if this bond
                         were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of
                         securityholders taken pursuant to the Indenture following
                         the acceleration of payment of this bond, the principal
                         amount hereof shall equal the amount of principal due and
                         payable with respect to this bond, calculated as set forth in clause (i) above.
                         This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the
                         Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of
                         authorized denominations for a like aggregate principal
                         amount will be issued to the transferee or transferees in
                         exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges
                         prescribed in the Indenture.

                                        14

                         No recourse shall be had for the payment of the principal
                         of, or the interest on, this bond, or for any claim based
                         hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any
                         incorporator, or against any past, present or future
                         stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either
                         directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or
                         penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every
                         holder or owner hereof, as more fully provided in the
                         Indenture.
                         IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused
                         this instrument to be executed on its behalf by its Chairman of the Board and its Vice President and Treasurer, with
                         their manual or facsimile signatures, and its corporate
                         seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                         Assistant Secretary by manual or facsimile signature.

                 Dated:                         THE DETROIT EDISON COMPANY

                                                By
                                                  ------------------------------
                                                  Chairman of the Board


                                                  ------------------------------
                 [SEAL]                           Vice President and Treasurer

                 Attest:

                 -----------------------------------------------
                   Corporate Secretary

                                       [FORM OF TRUSTEE'S CERTIFICATE]
FORM OF                  This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                               BANKERS TRUST COMPANY,
                                                                      as Trustee

                                               By ..............................
                                                  Authorized Officer

                         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                         ------------------------------------------------------------
                         (please insert social security or other identifying number of assignee)

                         ------------------------------------------------------------

                         ------------------------------------------------------------
                         (please print or type name and address of assignee)
                         the within bond of THE DETROIT EDISON COMPANY and does
                         hereby irrevocably constitute and appoint

                         ------------------------------------------------------------

                         ------------------------------------------------------------
                         Attorney, to transfer said bond on the books of the
                         within-mentioned Company, with full power of substitution in the premises.
                         Dated:

                         ------------------------------------------------
                         Notice: The signature to this assignment must correspond
                         with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                                        16

                                          OPTION TO ELECT REPAYMENT
                         The undersigned hereby irrevocably request(s) and
                         instruct(s) the Company to repay this bond (or portion
                         hereof specified below) pursuant to its terms at a price
                         equal to the principal amount hereof together with interest to the applicable Optional Repayment Date, to the
                         undersigned, at

                         ------------------------------------------------------------

                         ------------------------------------------------------------
                         (please print or typewrite name and address of the
                         undersigned)
                         For this bond to be repaid, the Trustee must receive at 4
                         Albany St., New York, New York, or at such other place or
                         places of which the Company shall from time to time notify the holder of this bond, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this bond, this bond with this "Option to Elect
                         Repayment" form duly completed.
                         If less than the entire principal amount of this bond is to be repaid, specify the portion hereof (which shall be in
                         increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall not be less than the minimum authorized denomination of this bond and shall be an integral multiple of $1,000 of the bond to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid).
                         $
                          -----------------------------
                         Date
                             --------------------------
                         Notice: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this
                         bond in every particular, without alteration or enlargement or any change whatever.

                                                  PART III.

                                          RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.
                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.
RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992
                        November 30, 1992.................  1992 Series E and 1993        March 15, 1993
                                                              Series D
                        December 15, 1992.................  Series KKP No. 14 and 1989    March 15, 1992
                                                              Series BP No. 2
                        January 1, 1993...................  1993 Series C                 April 1, 1993

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, T, U,
FOR PAYMENT.             V, W, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos.
                         1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                         Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, SS,
                         TTP Nos. 1-15, UU, 1980 Series A, 1980 Series B, 1980 Series
                         CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos.
                         1-14, 1985 Series A, 1985 Series B, PP, RR, EE, MMP, MMP No.
                         2, 1986 Series B, 1986 Series C, 1987 Series C, 1987 Series
                         D, and 1987 Series E which were issued under Supplemental
                         Indentures dated as of, respectively, June 1, 1925, August
                         1, 1927, February 1, 1931, October 1, 1932, September 25,
                         1935, September 1, 1936, December 1, 1940, September 1,
                         1947, November 15, 1951, January 15, 1953, May 1, 1953,
                         March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959,
                         December 1, 1969, July 1, 1970, December 15, 1970, May 1,
                         1974, October 1, 1974, January 15, 1975, November 1, 1975,
                         February 1, 1976, June 15, 1976, July 15, 1976, October 1,
                         1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1,
                         1977, March 1, 1977, March 15, 1979, September 1, 1979, July
                         1, 1977, July 1, 1979, September 15, 1979, October 1, 1977,
                         June 1, 1978, October 1, 1977, July 1, 1979, January 1,
                         1980, April 1, 1980, August 15, 1980, November 1, 1981, May
                         1, 1985, May 15, 1985, June 1, 1978, October 15, 1978,
                         December 15, 1975, February 15, 1977, September 1, 1979,
                         August 15, 1986, November 30, 1986, April 1, 1987 and August
                         15, 1987 have matured or have been called for redemption and funds sufficient for such payment or redemption have been
                         irrevocably deposited with the Trustee for that purpose; and
                         Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                         Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                         No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                        22

                                                   PART IV.

                                                 THE TRUSTEE.

TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.

                                                    PART V.
                                                MISCELLANEOUS.

CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT.                     parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                        23

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                           BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE
                         SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR
                         RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.

                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By  _________________
                                                                              C. C. Arvani
                                                                              Assistant Treasurer

EXECUTION.               Attest:
                         __________________________
                         Ronald J. Gdowski
                         Assistant Corporate Secretary
                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         _____________________
                         Jack L. Somers
                         ________________________
                         Michael J. Chudy

                         STATE OF MICHIGAN
                         SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this 23rd day of April, 1993, before me, the subscriber,
OF EXECUTION             a Notary Public within and for the County of Wayne, in the
BY COMPANY.              State of Michigan, personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan
                         48226 and is the Assistant Treasurer of THE DETROIT EDISON
                         COMPANY, one of the corporations described in and which
                         executed the foregoing instrument; that he knows the
                         corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said C. C. Arvani, acknowledged said
                         instrument to be the free act and deed of said corporation.

                                                                                     ______________________
                         (Notarial Seal)                                         Pearl E. Kotter, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)
                                                                              My Commission Expires August 23, 1993

                                                                       BANKERS TRUST COMPANY,
                         (Corporate Seal)                              By  __________________
                                                                           R. T. Gorman
                                                                           Vice President
                         Attest:
                         ______________________
                         Shikha Dombek
                         Assistant Secretary
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         __________________
                         John Florio
                         __________________________
                         Kenwyn Hackshaw


                         STATE OF NEW YORK
                                            SS.:
                         COUNTY OF NEW YORK

ACKNOWLEDGMENT           On this 23rd day of April, 1993, before me, the subscriber,
OF EXECUTION             a Notary Public within and for the County of Queens, in the
BY TRUSTEE.              State of New York, personally appeared R. T. Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New
                         York, New York 10015, and he is Vice President of BANKERS
                         TRUST COMPANY, one of the corporations described in and
                         which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said R. T. Gorman acknowledged said
                         instrument to be the free act and deed of said corporation.

                         (Notarial Seal)
                                                                                    _________________________
                                                                                        Marjorie Stanley
                                                                                Notary Public, State of New York
                                                                                         No. 41-4986405
                                                                                   Qualified in Queens County
                                                                              Certificate filed in New York County
                                                                                Commission Expires Sept. 16, 1993

                                       STATE OF MICHIGAN
                                             SS.:
                                        COUNTY OF WAYNE

AFFIDAVIT AS TO          C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                                         _________________
                                                                                            C. C. Arvani
                         Sworn to before me this 23rd day of
                                    April, 1993

                               ______________________
                           Pearl E. Kotter, Notary Public
                                 Macomb County, MI
                              (Acting in Wayne County)
                          My Commission Expires August 23, 1993
                                         (Notarial Seal)

                            This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second
                         Avenue, Detroit, Michigan 48226